UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 17, 2020

LONGEVITY ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38637	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Yongda International Tower No. 2277 Longyang Road, Pudong District, Shanghai People’s Republic of China	201204
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (86) 21-60832028

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, no par value	LOAC	The NASDAQ Stock Market LLC
Warrants to purchase one-half of one ordinary share	LOACW	The NASDAQ Stock Market LLC
Rights to receive one-tenth (1/10) of one ordinary share	LOACR	The NASDAQ Stock Market LLC
Units, each consisting of one ordinary share, one right and one warrant	LOACU	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation Fair Disclosure

On November 17, 2020, Longevity Acquisition Corporation (the “Company”) issued the attached press release (the “Press Release”), announcing the Revised Contribution (defined herein below).

Item 8.01	Other Events.

On October 26, 2020, the Company filed with the U.S. Securities and Exchange Commission (the “SEC”) and mailed to its shareholders a definitive proxy statement (“Proxy Statement”) with respect to a special meeting (the “Special Meeting“) for the sole purpose of extending the date by which the Company must complete its initial business combination from November 30, 2020 to May 29, 2021 or such earlier date as determined by the Board (the “Extension”).

In the Proxy Statement, the Company announced that it has agreed that if the Extension is approved, the Company will deposit into the trust account $0.025 for each public share that is not redeemed, for each monthly period, or portion thereof, that is needed by the Company to complete an initial business combination from November 30, 2020 until the date of the consummation of its business combination (the “Original Contribution”).

In the Press Release, the Company announced that it has agreed that if the Extension is approved, for public shares that is not redeemed by the Company’s shareholders in connection with the Extension (each, a “Remaining Share”), for each monthly period, or portion thereof, that is needed by the Company to complete an initial business combination during the Extension, it will deposit $0.05 per month for each Remaining Share (the “Revised Contribution”). The Revised Contribution will be deposited as additional interest on the proceeds in the trust account and will be distributed pro rata as a part of redemption amount to each Remaining Share in connection with a future redemption. No changes have been made to the Special Meeting’s meeting date, record date, location or the proposals to be brought before the Special Meeting, which are presented in the Proxy Statement.

Additional Information

The Company has filed with the SEC a Proxy Statement in connection with the Extension and, on or about October 26, 2020, mailed Proxy Statement and other relevant documents to the Company’s shareholders as of the October 9, 2020 record date for the Special Meeting. The Company’s shareholders and other interested persons are advised to read the Proxy Statement and any other relevant documents (including a supplement to the Proxy Statement) that have been or will be filed with the SEC in connection with the Company’s solicitation of proxies for the Special Meeting because these documents will contain important information about the Company, the Revised Contribution, the Extension and related matters. Shareholders may also obtain a free copy of the definitive proxy statement, as well as other relevant documents that have been or will be filed with the SEC (including a supplement to the Proxy Statement), without charge, at the SEC's website located at www.sec.gov or by directing a request to Advantage Proxy, Inc., the Company’s proxy solicitor, at (877) 870-8556 (banks and brokers can call collect at (206) 870-8565) or at ksmith@advantageproxy.com ..

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitations of proxies from the Company’s shareholders in respect of the Extension and the other matters set forth in the Proxy Statement. Information regarding the Company’s directors and executive officers and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Company’s Proxy Statement for the Extension, which has been filed with the SEC.

Forward-Looking Statements

This Current Report on Form 8-K may include forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this Current Report on Form 8-K that address activities, events or developments that the Company expects or anticipates will or may occur in the future are forward-looking statements and are identified with, but not limited to, words such as “may,” “believe” and “expect.” These statements are based on certain assumptions and analyses made by the Company in light of its experience and its perception of historical trends, current conditions and expected future developments as well as other factors it believes are appropriate in the circumstances. Actual results may differ materially from those expressed herein due to many factors such as, but not limited to, the ability of the Company to obtain shareholder approval for the Extension and related matters, the ability of the Company’s sponsor to make the Revised Contribution, the ability of the Company to consummate an initial business combination, and the risks identified in the Company’s prior and future filings with the SEC (available at www.sec.gov), including the Company's Proxy Statement filed in connection with the Extension (and the supplement to the Proxy Statement that the Company intends to file on November 17, 2020) and the Company's Annual Report on Form10-K filed on April 30, 2020. These statements speak only as of the date they are made and the Company undertakes no obligation to update any forward-looking statements contained herein to reflect events or circumstances which arise after the date of this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release, dated November 17, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 17, 2020

LONGEVITY ACQUISITION CORPORATION

By:	/s/ Matthew Chen
Matthew Chen
Chief Financial Officer